UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

PARALLEL PETROLEUM CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-13305	75-1971716
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 684-3727

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The 2009 annual meeting of stockholders of Parallel Petroleum Corporation has been scheduled to be held at the Midland Petroleum Club, 501 W. Wall, Midland, Texas 79701, at 10:00 a.m. on Wednesday, May 20, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 6, 2009

PARALLEL PETROLEUM CORPORATION

By: /s/ Larry C. Oldham
Larry C. Oldham, President